SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 14, 2002



                                 FoneCash, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                0-30536                                   22-3530573
-----------------------------------------      ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

        90 PARK AVENUE, SUITE 1700
        NEW YORK, NEW YORK                                 10016-1301
-----------------------------------------      ---------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 984-0641
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS


1. On May 9, 2002, FoneCash and its Chairman and Chief Executive Officer executed and entered into a consent to Preliminary Injunctions ("Consent") in the pending action, Securities and Exchange Commission vs. FoneCash, Inc. and Daniel E. Charboneau ("Civil Action"). This Consent was without admitting or denying the allegations of the Commission's complaint. The Proposed Order enjoins FoneCash, Inc. and Daniel E. Charboneau, during the pendency of the Civil Action, from violating, directly or indirectly.
     Section 17(a) of the Securities Act of 1933 [15 U.S.C. 77q(a)] and Sections 10(b) and 13(a) of the Securities Exchange Act of 1934 ("Exchange Act"), {15U.S.C. 78j(b) and 78m(m)] and Rules 10b-5, 12b-20, 13a-1 and 13a-13 [17
     C.F.R. 240.10b-5,  240.12b-20,  240.13a-1 and 240.13a-[3],  thereunder, and enjoins Charboneau from violating Sections 16(a) of the Exchange Act, [15 U.S.C. 78p(a)] and Rules 16a-3 [17C.F.R. 240.16a-2 and 240.16a-3],
     thereunder.

     A copy of the Consent and Proposed Order is attached as Exhibit A. The Consent is subject to the approval of the Commission.

2. On May 21, 2002, FoneCash, Inc. by its Chairman and Chief Executive Officer, executed an Offer of Settlement to the administrative proceeding (the "Proceeding") which is pending before the Securities and Exchange Commission to suspend the Registration Statement and all amendments previously filed by FoneCash, Inc. The Offer of Settlement agrees to have the Commission issue an Order suspending the Registration Statement and all amendments thereto. This agreement and the Consent to the findings contained therein are limited solely to the Proceeding and any other proceeding to which the Commission is a party, except the pending Civil Action, and are made without admitting or denying the accuracy of the allegations in the Divisions' Statement of Matters or any Order Making Finding and Issuing Stop Order with may be issued.

     A copy of the Offer of Settlement is attached as Exhibit B.

                      IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF COLUMBIA


____________________________________
                                    :
SECURITIES AND EXCHANGE             :
COMMISSION,                         :
                                    :
                        Plaintiff,  :         Civil Action No. 1:02CV00651-RJL
                                    :
                                    :
FONECASH, INC., and                 :
DANIEL E. CHARBONEAU,               :
                                    :
                        Defendants, :
                                    :
____________________________________


                        CONSENT TO PRELIMINARY INJUNCTION


     1.  Defendants  FoneCash,   Inc.  ("FoneCash")  and  Daniel  E.  Charboneau

("Charboneau")  submit to the in personam  jurisdiction of this Court over them,
                              -- --------
acknowledge  service of summons  and the  Complaint  in this  matter,  admit the jurisdiction  of this Court over the subject  matter of this  action,  waive the entry of findings of the fact and conclusions of law pursuant to Rules 52 and 65 of the Federal Rules of Civil  Procedure,  and hereby  consent to the entry of a preliminary injunction  ("Order")  without  further  notice in the form  annexed hereto and incorporated by reference herein.

     2. Defendants FoneCash and Charboneau,  without admitting or denying any of the allegations of the Commission's  Complaint,  except as to jurisdiction  with they  admit,  consent  to the entry of the  order  attached  as  Exhibit A which enjoins FoneCash and


                                   Exhibit A

Charboneau  from  violating,  directly  or  indirectly,  Section  17(a)  of  the

Securities Act of 1933 [15 U.S.C.  77q(a)] and Sections 10(b),  and 13(a) of the

Securities  Exchange Act of 1934 ("Exchange Act"), [15 U.S.C. 78j(b) and 78m(a)]

and Rules  10b-5,  12b-20,  13a-1 and 13a-13 [17  C.F.R.  240.10b-5  240.12b-20,

240.13a-1 and  240.13a-13],  thereunder,  and enjoins  Charboneau from violating

Sections 16(a) of the Exchange Act, [15  U.S.C.78p(a)] and Rules 16a-2 and 16a-3

[17 C.F.R. 240.16a-3], thereunder.


     3. Defendants  FoneCash and Charboneau enter into this Consent  voluntarily and  acknowledge  that no promise or threat of any kind whatsoever has been made by Plaintiff Securities and Exchange Commission or any member, officer, agent or representative  thereof  to  induce  them to enter  into  this  stipulation  and consent.

     4.  Defendants  FoneCash  and  Charboneau  waive any right they may have to appeal from the entry of the Order.

     5. Defendants FoneCash and Charboneau agree that the Order may be presented by the Commission to the Court for signature without further notice.

     6.  Defendants  FoneCash and  Charboneau  agree that this Consent  shall be incorporated into the Order with the same force and effect as if fully set forth therein.

     7. Defendants  FoneCash and Charboneau  agree that they will not oppose the enforcement of the Order on the ground,  if nay exists,  that it fails to comply with Rule 65(d) of the Federal Rules of Civil  Procedure,  and they hereby waive any objection they may have based thereon.

     8. Defendants FoneCash and Charboneau hereby understand that the Plaintiff,

at its sole and exclusive  discretion,  may refer this matter or any information or evidence  gathered in  connection  therewith,  or derived  therefrom,  to any person or entity,  public or private,  having criminal,  civil or administrative jurisdiction for action thereby.

     9.  Defendants  FoneCash and Charboneau  further state that they understand that the  Plaintiff  cannot  and does not confer  upon  them,  or upon any other person or entity, immunity from any criminal proceeding  for any actions related to or arising from this or any other matter.

Executed this 9th day of May, 2002.
              ---        ---


/s/ Daniel E. Charboneau
----------------------------------------
FoneCash, Inc., and Daniel E. Charboneau
By: Daniel E. Charboneau, individually
and as president, chairman and CEO of FoneCash



State of New York
         --------

County of New York
          --------


     On this 9th day of May,  2002,  before  me  personally  appeared  Daniel E.
             ---        ---
Charboneau, known to me to be the person who executed the foregoing Stipulation and Consent and he acknowledged to me that he executed the same.



/s/                                                  DATED:  May 9,  2002.
-----------------------------------                          -----
NOTARY PUBLIC


MY COMMISSION EXPIRES: ___________________________________


                                 [Notary Seal]

                      IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF COLUMBIA




____________________________________
                                    :
SECURITIES AND EXCHANGE             :
COMMISSION,                         :
                                    :
                        Plaintiff,  :         Civil Action No. 1:02CV00651-RJL
                                    :
                  v.                :
                                    :
FONECASH, INC., and                 :
DANIEL E. CHARBONEAU,               :
                                    :
                        Defendants, :
                                    :
____________________________________


         PLAINTIFF'S NOTICE OF FILING CONSENT TO PRELIMINARY INJUNCTION
         --------------------------------------------------------------
                      AND PROPOSED PRELIMINARY INJUNCTION
                      -----------------------------------


     The Securities and Exchange  Commission,  plaintiff in this matter,  hereby notifies  all  parties  that it has filed a consent  to  preliminary  injunction signed by the defendants and a proposed preliminary injunction.

DATED:  May 13, 2002

                                        Respectfully Submitted,

                                        /s/ William P. Hicks
                                        --------------------------------
                                        William P. Hicks
                                        District Trial Counsel
                                        Georgia Bar No. 351649
                                        D.C. Bar No.  426980

                                        Counsel for Plaintiff
                                        SECURITIES AND EXCHANGE COMMISSION
                                        3475 Lenox Road, N.E. Suite 1000
                                        Atlanta, Georgia  30326
                                        (404) 842-7612


LOCAL COUNSEL
Mark J. Kreitman, Esq.

D.C. Bar No. 260828
Securities and Exchange
Commission
450 5th St., NW
Washington DC  20549
Tel.  (202) 942-4677

                             Certificate of Service
                             ----------------------

     I hereby certify that on this 13th day of May, 2002, I caused copies of the
                                   ----        ---
foregoing  to be  served by U.S.  Mail,  in a  properly  addressed  envelope  as follows:


                                FoneCash, Inc.
                                c/o Daniel E. Charboneau, President
                                90 Park Ave.
                                New York, New York  10016

                                Daniel E. Charboneau
                                475 Dobbs Ferry Road
                                White Plains, NY  10607

                                Michael S. Krome, Esq.
                                8 Teak Court
                                Lake Grove, NY  11755
                                (Attorney for FoneCash)

                                Malcolm Taub, Esq.
                                Taub & Shoman
                                New York, NY  10019
                                (Counsel for Defendants)


                                /s/ William P. Hicks
                                ----------------------------------
                                Attorney for Plaintiff

                      IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF COLUMBIA




____________________________________
                                    :
SECURITIES AND EXCHANGE             :
COMMISSION,                         :
                                    :
                        Plaintiff,  :         Civil Action No. 1:02CV00651-RJL
                                    :
                                    :
                  v.                :
                                    :
FONECASH, INC., and                 :
DANIEL E. CHARBONEAU,               :
                                    :
                        Defendants, :
                                    :
____________________________________




                        ORDER OF PRELIMINARY INJUNCTION

     Plaintiff, Securities and Exchange Commission ("Commission"),  having filed its complaint in this matter against defendants FoneCash,  Inc. ("FoneCash") and

Daniel E. Charboneau  ("Charboneau"),  said defendants  having entered a general appearance  and consented to the  jurisdiction  of this Court over them and over the subject  matter of this action,  having waived entry of findings of fact and conclusions  of law  pursuant to Rules 52 and 65 of the  Federal  Rules of Civil

Procedure  with  respect  to the  relief  granted  in this  order,  and  without admitting or denying any of the allegations of the complaint having consented to the entry of this order, it is hereby,

                                       I.

     ORDERED that,  until further order of this Court,  defendants  FoneCash and

Charboneau, their agents, servants,  employees,  attorneys and those  persons in active concert or  participation  with them, in connection  with the purchase or sale or in the offer or sale of  securities,  by use of any means or instruments of  transportation or communication in interstate  commerce,  or by the mails or any  facility of any  national  securities  exchange,  be, and they are enjoined from, directly or indirectly:


     (1)  employing any device, scheme or artifice to defraud;

     (2)  engaging in any act, practice or course of business which operates or would operated as a fraud or deceit upon any person;

     (3)  obtaining  money or  property  by means of any untrue  statement  of a material fact; or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

     (4)  making any untrue  statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, in violation of Section 17(a) of the Securities Act of 1933, 15 U.S.C.

          77q(a),   Section  10(b)  of  the  Securities  Exchange  Act  of  1934

          ("Exchange  Act"),  15  U.S.C.  78j(b),  and  Rule  10b-5,  17  C.F.R.

          240.10b-5, thereunder.


                                      II.

     IT IS FURTHER ORDERED that,  until further order of this Court,  defendants

FoneCash and Charboneau, their officers, agents, servants,  employees, and those persons in active concert or  participation  with them who receive actual notice of this  Order by  personal  service or  otherwise,  be,  and they  hereby  are,

enjoined from, directly or indirectly, filing annual, quarterly or other reports with the Commission which are materially  false and misleading,  in violation of

Section 13(a) of the Exchange Act [15 U.S.C. 78m(a)] and Rules 12b-20, 13a-1 and

13a-13 thereunder [17 C.F.R. 240.12b-20, 240.13a-1 and 240.13a-13].


                                      III.

     IT IS FURTHER  ORDERED that,  until further order of this Court,  defendant

Charboneau,  his officers,  agents,  servants,  employees,  and those persons in active  concert or  participation  with them who receive  actual  notice of this

Order by personal service or otherwise, be, and they hereby are, enjoined from,

directly or indirectly,  failing to file accurate and timely reports as required by Section  16(a) of the  Exchange  Act [15 U.S.C.  78p(a)]  and Rules 16a-2 and

16a-3 thereunder [17 C.F.R. 240.16a-2 and 240.16a-3], in
connection with ownership of or transactions  in any security  registered  under

Section 12 of the Exchange Act.


                                      IV.

     IT IS FURTHER  ORDERED that this Court will retain  jurisdiction  over this matter and the  defendants  for all  purposes  and will order  other and further relief that this Court deems appropriate under the circumstances.

     Done and ordered at ___________ o'clock _____________ m. this _________ day of __________________, 2002.



                                                    ____________________________
                                                    UNITED STATES DISTRICT JUDGE

UNITED STATES OF AMERICA

____________________________________
                                    :
In the Matter of                    :
                                    :
a Registration Statement of         :
                                    :                Offer of Settlement
                                    :
                                    :
FONECASH, INC.,                     :
90 Park Ave.                        :
New York, NY 10016                  :
                                    :
                                    :
____________________________________


     FoneCash, Inc. ("FoneCash"), pursuant to Rule 240 (a) of the Rules of Practice of the Securities and Exchange Commission ("Commission"), submits this Offer of Settlement ("Offer") of proceedings pursuant to Section 8(d) of the Securities Act of 1933 ("Securities Act") instituted by the Commission.


                                       I.

     By submitting this Offer, FoneCash hereby acknowledges its waiver of those rights specified in Rules 240(c)(4) and (5) of the Commission's Rules of Practice.


                                      II.

     This Offer is submitted only for the purpose of settling this proceeding and with the express understanding that it will not be used in any way in this or any other proceedings unless this Offer is accepted by the Commission. If this Offer is not accepted by the Commission, this Offer is withdrawn without prejudice to FoneCash and shall not become a part of the record in these or any other proceedings, except for the waiver expressed in Section II with respect to Rule 240(c)(5) of the Commission's Rules of Practice.


                                      III.

     On the basis of the foregoing, FoneCash hereby admits the jurisdiction of the Commission over it, and over the subject matter of the proceedings instituted with regard to its registration statement and amendments at issue in this proceeding.


                                   Exhibit B

Solely for the purpose of this proceeding and any other proceedings brought by or on behalf of the Commission or in which the Commission is a party, except the pending civil litigation SEC v. FoneCash, Inc. et al., Civil Action No.
                            -------------------------------
1:02CV000651RJL (D.D.C.), FoneCash, without admitting or denying the accuracy of the allegations in the Division's Statement of Matters or any Order Making Findings and Issuing Stop Order which may be issued pursuant to his Offer, waives any objections to the materiality of those matters and hereby consents to the entry by the Commission of an Order Making Findings and Issuing Stop Order ("Order").


Making findings that:

     1. On December 26, 2001, FoneCash, with offices located at 90 Park Ave., New York, NY filed a registration statement with the Commission on Form SB-2. FoneCash filed a preeffective amendment on January 14, 2002. Pursuant to the provisions of Section 8(a) of the Securities Act, the registration statement became effective on January 16, 2002. FoneCash filed post effective amendments on March 6, 2002, March 14, 2002 and March 25, 2002. The post effective amendments have not become effective. FoneCash's registration statement describes the offering as an offering of 7,275,730 shares of FoneCash common stock by certain stockholders of FoneCash who will receive all of the proceeds from the sales, and who may offer their shares, from time to time, through public or private transactions.


     2. The registration statement and amendments misrepresent or omit to state material facts required to be stated therein, including but not limited to, failing to disclose that a patent to which FoneCash has rights and which purportedly will not expire until 2004, has lapsed, failing to disclose a substantial increase in the number of shares outstanding, failing to disclose that a contract, attached to the registration statement, pursuant to which FoneCash was to receive an advance of funds, has been voided, and including financial statements audited by an accountant who was not independent, as required by the Commission's regulations governing the offer and sale of securities to the public.


_______________________________

1. FoneCash agrees that any order issued pursuant to this offer may, at the option of the Commission, contain a footnote stating "The findings herein are made pursuant to the Offer of Settlement of FoneCash and are not binding on any other person or entity named as a respondent in this or any other proceeding.

Issuing an Order suspending the effectiveness of the registration statement filed by FoneCash and all amendments thereto.


                                      IV.

     FoneCash states that it has read the Offer and declares that no offer, promise, threat or inducement of any kid has been tendered to it by the Commission, its staff or it representatives to induce it to make this Offer, and it represents that this Offer is a voluntary act on its part and that it understands its consequences.

     Consistent with the provisions of 17 C.F.R. Section 202.5(f), FoneCash waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. FoneCash also hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996 or any other provision of law to pursue reimbursement of attorney's fees or other fees, expenses or costs expended by FoneCash to defend against this action. For these purposes, FoneCash agrees that FoneCash is not the prevailing party in this action since the parties have reached a good faith settlement.

     FoneCash understands and agrees to comply with the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings" (17 C.F.R. Section 202.5). In compliance with this policy, FoneCash agrees (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the Order or creating the impression that the Order is without factual basis, and (ii) that upon the filing of this offer of settlement, FoneCash hereby withdraws any papers previously filed in this proceeding to the extent that they deny, directly or indirectly, any allegation in the Order. If FoneCash breaches this agreement, the Division of Enforcement may petition the Commission to vacate the Order and restore this proceeding to its active docket. Nothing in this provision affects FoneCash's: (i) testimonial obligations; or (ii) right to take legal position in litigation in which the Commission is not a party.



DATED: May 21, 2002                     /s/ Daniel E. Charboneau
       ------------                     ------------------------------------
                                        FoneCash, Inc., by Daniel E.
                                        Charboneau,  president, chairman and
                                        chief executive officer

     On this 22nd day of May, 2002, before me personally appeared Daniel E. Charboneau, to me known to be the person who executed the foregoing Offer of Settlement.



/s/
------------------------
NOTARY PUBLIC





My Commission expires:   [Notary Seal]